                                                                     Exhibit 99o

                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                    JUNE 1998







The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Debtor by providing the necessary Information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.













                                          /s/ Richard Cascarilla
                                        ---------------------------------------
                                        RICHARD A. CASCARILLA, PRESIDENT
                                        DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                  JUNE 30, 1998

                                     Assets

Current Assets:

         Cash                                                                   $     11,154.55
                                                                                ---------------
                  Accounts Receivable                      $
                                                           ---------------
                  Allowance for Doubtful
                           Accounts                        $
                                                           ---------------
                  Accounts Receivable (Net)                                     $
                                                                                ---------------
                  Inventory                                                     $
                                                                                ---------------
                  Prepaid Expenses                                              $
                                                                                ---------------

                  Total Current Assets                                                                 $     11,154.55
                                                                                                       ---------------

Property and Equipment (Fair Market Value)

                  Real Property                            $
                                                           ---------------
                  Machinery and Equipment                  $  5,700,000.00
                                                           ---------------
                  Furniture and Fixtures                   $
                                                           ---------------
                  Office Equipment                         $
                                                           ---------------
                  Leasehold Improvements                   $
                                                           ---------------
                  Vehicles                                 $
                                                           ---------------
                  Other                                    $
                                                           ---------------

                  Total Property and Equipment                                                         $  5,700,000.00
                                                                                                       ---------------
Investments:

                   Herth Printing and Business Supply
                            Stock (at Book Value)                                                      $    392,788.00
                                                                                                       ---------------

                   Total Assets:                                                                       $  6,103,942.55
                                                                                                       ---------------

                                   LIABILITIES
                                  JUNE 30, 1998

Postpetition Liabilities (Accrued and Unpaid)

         Salaries & Wages                                                       $
                                                                                ---------------
         Payroll Taxes                                                          $      2,561.50
                                                                                ---------------
         Sales Taxes                                                            $
                                                                                ---------------
         Income Taxes                                                           $
                                                                                ---------------
         Real Property Taxes                                                    $
                                                                                ---------------
         Personal Property Taxes                                                $
                                                                                ---------------
         Accounts Payable                                                       $
                                                                                ---------------
         Postpetition Real Property
                  Lease Arrearages                                              $
                                                                                ---------------

         Postpetition Equipment
                  Lease Arrearages                                              $
                                                                                ---------------
         Accrued Professional Fees
         Other    LOAN SHAREHOLDER                                              $
                                                                                ---------------
                  DIEGOTEL, INC STOCK-BOOK VALUE                                $
                                                                                ---------------

         Total Postpetition Liabilities                                                                $      2,561.50
                                                                                                       ---------------

Prepetition Liabilities

         Priority Debt (Schedule A-1)                                           $
                                                                                ---------------
         Secured Debt (Schedule A-2)                                            $
                                                                                ---------------
         Unsecured Debt (Schedule A-3)                                          $
                                                                                ---------------

         Total Prepetition Liabilities                                                                 $
                                                                                                       ---------------
Shareholder's Equity

         Common Stock                                                           $
                                                                                ---------------
         Paid-In Capital                                                        $  6,131,096.00
                                                                                ---------------
         Retained Earnings                                                      $    (29,714.95)
                                                                                ---------------

         Total Shareholder's Equity                                                                    $  6,101,381.05
                                                                                                       ---------------

         Total Liabilities & Equity                                                                    $  6,103,942.55
                                                                                                       ---------------

                                 RECAPITULATION
                                  JUNE 30, 1998

Balance from Prior Month

         General Account                                              $  21,333.85
                                                                      ------------
                  Bank        FIRST OF AMERICA BANK, N.A. MICHIGAN
                  Branch      OKEMOS, MICHIGAN
                  Account     #62-30079367

         General Account                                              $
                                                                      ------------
                  Bank
                  Branch
                  Account #

         Tax Account                                                  $
                                                                      ------------
                  Bank
                  Branch
                  Account #

Balance to Carry Forward to Next Month

           General Account                                            $  11,154.55
                                                                      ------------

           General Account                                            $
                                                                      ------------
           Tax Account                                                $
                                                                      ------------

                               POWERTEL USA, INC.
                             EAST LANSING, MICHIGAN
                             BANK ACCOUNT SUMMARIES
                                    #97-30265
                                 (PTELBANK.698)
                                   JUNE, 1998



                                                 FIRST OF
DATE            DESCRIPTION                      AMERICA
--------        ---------------------------      ------------
06.01.98        BEGINNING BALANCE                $  21,333.85
                                                 ------------

                                                 ------------
06.30.98        TOTAL DEPOSITS                            -0-
                                                 ------------

06.30.98        CHECKS WRITTEN PER ATTACHED      $  10,179.30
                                                 ------------

06.30.98        BALANCE                          $  11,154.55
                                                 ============

RUN DATE: 07/14/98             POWERTEL USA, INC.                 PAGE: 1
SYS DATE: 06/30/98             TRANSACTION JOURNAL                TIME: 08:42 AM


SOURCE       POSTING     CREDIT
JOURNAL      DATE        ACCOUNT NO       BATCH TOTAL       JOURNAL COMMENT
CD-0001      06/30/98    1020-000-00      10,179.30         DISBURSEMENTS

CHECK NO     DATE        COMMENT                     DEBIT ACCT                TRANS AMOUNT
--------     --------    ------------------------    ------------------        ------------
0001130      06/01/98    CASEY & BOOG                6600-000-00                   95.00
0001131      06/02/98    FLEET                       7900-000-00                1,464.77
0001132      06/07/98    UPS                         6000-000-00                   12.00
0001133      06/08/98    KNUTSON TRAVEL PORT         7900-000-00                  356.00
0001134      06/11/98    CASEY & BOOG PLC            6500-000-00                   17.77

0001135      06/13/98    FIRST OF AMERICA            2110-001-00                  474.30
0001135      06/13/98    FIRST OF AMERICA            2110-002-00                  810.00
0001135      06/13/98    FIRST OF AMERICA            2110-005-00                  474.30
                                                                               ---------
                            CHECK 0001135 TOTALS:                               1,758.60

0001136      06/15/98    CASEY & BOOG                6600-000-00                   95.00
0001137      06/18/98    UPS                         6000-000-00                   12.00
0001138      06/25/98    KNUTSON TRAVEL PORT         7900-000-00                  437.00
0001139      06/25/98    RICHARD A CASCARILLA        8100-000-00                3,723.00
0001140      06/30/98    UPS                         6000-000-00                   36.00
0001141      06/30/98    AMERITECH                   7800-000-00                   18.96
0001142      06/30/98    ROBERT LINDBERG CPA         5050-000-00                1,162.00
0001143      06/30/98    H LAURENCE HERTH            8100-000-00                  991.20
                                                                               ---------

                                                     JOURNAL CD-0001 TOTALS:   10,179.30
                                                                               ---------
                                                     SOURCE CD TOTALS:         10,179.30
                                                                               ---------
                                                     REPORT TOTALS:            10,179.30
                                                                               =========

                                INCOME STATEMENT
                                 (Accrual Basis)
                        OCTOBER 1, 1997 TO JUNE 30, 1998

                                                                                      Current             Year to
                                                                                       Month                Date
                                                                                   --------------      ---------------
         Income                                                                    $          -0-      $           -0-
                                                                                   --------------      ---------------
         Cost of Goods Sold
                  Beginning Inventory                                              $                   $
                                                                                   --------------      ---------------
                  Inventory Purchases                                              $                   $
                                                                                   --------------      ---------------
                  Ending Inventory                                                 $                   $
                                                                                   --------------      ---------------

                  Total Costs of Goods Sold                                        $                   $
                                                                                   --------------      ---------------

         Operating Expenses
                  Salaries and Wages                                               $     6,200.00      $     60,800.00
                                                                                   --------------      ---------------
                  Employee Benefits                                                $                   $
                                                                                   --------------      ---------------
                  Shipping & Freight                                               $        60.00      $      1,364.82
                                                                                   --------------      ---------------
                  Rent                                                             $                   $
                                                                                   --------------      ---------------
                  Secured Debt Payments                                            $                   $
                                                                                   --------------      ---------------
                  Outside Services                                                 $       190.00      $      2,664.93
                                                                                   --------------      ---------------
                  Telephone                                                        $        18.96      $        863.34
                                                                                   --------------      ---------------
                  Repairs & Maintenance                                            $                   $
                                                                                   --------------      ---------------
                  Miscellaneous Office Expense                                     $        17.77      $      1,883.76
                                                                                   --------------      ---------------
                  Advertising                                                      $                   $
                                                                                   --------------      ---------------
                  Travel & Entertainment                                           $     2,257.77      $     14,246.70
                                                                                   --------------      ---------------
                  Professional Fees                                                $     1,162.00      $     49,719.15
                                                                                   --------------      ---------------
                  Court Costs                                                      $                   $     19,372.00
                                                                                   --------------      ---------------
                  Insurance:                Liability                              $                   $
                                                                                   --------------      ---------------
                                            Property                               $                   $
                                                                                   --------------      ---------------
                                            Vehicle                                $                   $
                                                                                   --------------      ---------------
                                            Worker's Compensation                  $                   $
                                                                                   --------------      ---------------
                                            Other - Bond                           $                   $       (920.00)
                                                                                   --------------      ---------------
                  Taxes:                    Payroll                                $       511.10      $      5,553.80
                                                                                   --------------      ---------------
                                            Sales                                  $                   $
                                                                                   --------------      ---------------
                                            Income                                 $                   $
                                                                                   --------------      ---------------
                                            Real Property                          $                   $
                                                                                   --------------      ---------------
                                            Personal Property                      $                   $
                                                                                   --------------      ---------------

                  Total Operating Expenses                                         $    10,417.60      $    155,548.50
                                                                                   --------------      ---------------
                  Total Profit (Loss) from Operations                              $   (10,417.60)     $   (155,548.50)
                                                                                   --------------      ---------------

                  Other Income (Expense)                                           $                   $
                                                                                   --------------      ---------------
                           Gain (Loss) on Sale of Assets                           $                   $
                                                                                   --------------      ---------------
                           Interest Expense                                        $                   $
                                                                                   --------------      ---------------
                           Interest Income                                         $                   $
                                                                                   --------------      ---------------
                           Dividend income                                         $                   $         16.34
                                                                                   --------------      ---------------
                           Herth Printing Income (loss)                            $    17,913.00      $    (38,308.00)
                                                                                   --------------      ---------------
                           Total                                                   $    17,913.00      $    (38,291.66)
                                                                                   --------------      ---------------

                  Total Profit (Loss) for Month                                    $     7,495.40      $   (193,840.16)
                                                                                   --------------      ---------------

                               CASH FLOW STATEMENT
                                    JUNE 1998

                                                                                                        Projected
                                                                                   Current             For current
                                                                                    Month                 Month
                                                                                ---------------       ------------
         Receipts:

                  Sales (Cash Only)                                             $                     $
                                                                                ---------------       ------------
                  Collections of Accounts Receivable                            $                     $
                                                                                ---------------       ------------
                  Other Income                                                  $                     $
                                                                                ---------------       ------------

         Total Receipts                                                         $                     $
                                                                                ---------------       ------------

         Disbursements:

                  Purchases and Inventory                                       $                     $
                                                                                ---------------       ------------
                  Salaries and Wages                                            $      4,714.20       $
                                                                                ---------------       ------------
                  Employee Benefits                                             $                     $
                                                                                ---------------       ------------
                  Shipping &  Freight                                           $         60.00       $
                                                                                ---------------       ------------
                  Rent                                                          $                     $
                                                                                ---------------       ------------
                  Secured Debt Payments                                         $                     $
                                                                                ---------------       ------------
                  Outside Services                                              $        190.00       $
                                                                                ---------------       ------------
                  Telephone                                                     $         18.96       $
                                                                                ---------------       ------------
                  Repairs & Maintenance                                         $                     $
                                                                                ---------------       ------------
                  Miscellaneous Office Expense                                  $         17.77       $
                                                                                ---------------       ------------
                  Advertising                                                   $                     $
                                                                                ---------------       ------------
                  Travel & Entertainment                                        $      2,257.77       $
                                                                                ---------------       ------------
                  Professional Fees                                             $      1,162.00       $
                                                                                ---------------       ------------
                  Court Costs                                                   $                     $
                                                                                ---------------       ------------

         Insurance:        Liability                                            $                     $
                                                                                ---------------       ------------
                           Property                                             $                     $
                                                                                ---------------       ------------
                           Vehicle                                              $                     $
                                                                                ---------------       ------------
                           Worker's Compensation                                $                     $
                                                                                ---------------       ------------
                           Other ___________                                    $                     $
                                                                                ---------------       ------------

         Taxes:            Payroll                                              $      1,758.60       $
                                                                                ---------------       ------------
                           Sales                                                $                     $
                                                                                ---------------       ------------
                           Income                                               $                     $
                                                                                ---------------       ------------
                           Real Property                                        $                     $
                                                                                ---------------       ------------
                           Personal Property                                    $                     $
                                                                                ---------------       ------------

         Total Disbursements                                                    $     10,179.30       $
                                                                                ---------------       ------------

         Cash Flow                                                              $    (10,179.30)      $
                                                                                ---------------       ------------

                              Monthly Questionnaire

I.       Accounts Payable and Receivable Aging:

         Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:


                                   Accounts Payable               Accounts Payable
Less Than 31 Days Past Due
31 to 60 Days Past Due
61 to 90 Days Past Due
91 to 120 Days Past Due
Over 120 Days Past Due

II.      Payments to Secured Creditors and Lessors:

         Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.



--------------------------------------------------------------------------------------------------------------
                                                                                   Post Petition Payments
                                          Periodic                               Made               Missed
Creditor Name and   Payment Period        Payment         Date of Last       ---------------------------------
     Address            (mo/wk)            Amount           Payment          No.     Amount       No.   Amount
--------------------------------------------------------------------------------------------------------------


MONTHLY QUESTIONNAIRE
Page 2


III.     Tax Liability

         Gross Payroll Expense for Report Month:                       $6,200.00
                                                                       ---------

         Gross Sales Subject to Sales Tax for Report Month:            $     -0-
                                                                       ---------





                                                                                             Postpetition Taxes
                                            Date Paid       Amount Paid           Due But Not Paid        Accrued But Not Due
------------------------------------------------------------------------------------------------------------------------------
Federal Payroll & Withholding                                                                                  1,870.60
State Payroll & Withholding                                                                                      690.00
State Sales & Use

IV.      INSURANCE COVERAGE


                                            Carrier/Agent          Amount of            Policy Expiration        Policy Paid
                                            Name                   Coverage             Date                     Through Date
------------------------------------------------------------------------------------------------------------------------------
Worker's Compensation Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

MONTHLY QUESTIONNAIRE
Page 3

VII.     U.S. Trustee Fees


                       Total                                                                         Total Quarterly
                       Disbursement                                                                  Fees Due But
Quarter Ending         During Quarter       Quarterly Fee       Amount Paid          Date Paid       Not Paid





         I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and, after making reasonable inquiry, believe that these documents are accurate and correct.

                  DATED this 20 day of July, 1998.

                                        By:        /s/ Richard Cascarilla
                                        ---------------------------------------